                                                                  EXHIBIT 10.4.6



                       1998A AMENDMENT TO LOAN DOCUMENTS
                       ---------------------------------

     This is the 1998A Amendment to Loan Documents (this "Amendment") dated as of January 16, 1998, among BANK ONE, KENTUCKY, NA, 416 West Jefferson Street, Louisville, Kentucky 40202 (as a "Bank" and as "Agent Bank"), (ii) BT HOLDINGS, INC. ("BT Holdings"), BELL TECHNOLOGIES, INC. ("Bell"), TUBE TURNS TECHNOLOGIES, INC. ("Tube Turns"), GROUP TECHNOLOGIES CORPORATION ("GTC") and METRUM DATA-TAPE, INC. ("MD")(BT Holdings, Bell, Tube Turns, GTC and MD are collectively referred to as the "Borrowers") and (iii) GROUP FINANCIAL PARTNERS, INC., as Guarantor ("GFP" or the "Guarantor"). Any terms not specifically defined herein shall have the meaning set forth in the 1997A Amended and Restated Loan Agreement dated as of November 1, 1997 between the Agent Bank and the Borrowers (the "Loan Agreement").

                                   RECITALS
                                   --------

     A. The Borrowers and the Agent Bank have entered into the Loan Agreement, pursuant to which, among other things, the Agent Bank has agreed to provide the Borrowers with the Revolving Credit Facility, the Letter of Credit Subfacility, the Swing Line Credit Subfacility and the Term Loans.

     B. BT Holdings has requested that the Agent Bank (i) amend Section 7.3J of the Loan Agreement to accommodate an accounting change for the $1,282,000 one-time expense associated with the Datatape acquisition and (ii) amend the Loan Agreement to reflect the name change of MD. The Agent Bank has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, the Borrowers and the Agent Bank agree as follows:

     1.   AMENDMENT TO LOAN AGREEMENT.
          ---------------------------

          A. Section 7.3J of the Credit Agreement is hereby deleted in its entirety and is amended and restated as follows:

               J.   Use of Financial Results of Datatape in Calculating
          Financial Ratios of Borrowers. The financial results of Datatape prior to the acquisition of Datatape assets by the Borrowers shall be excluded from the calculation of financial ratios. As of March 31, 1998, the financial results of the Datatape division of MD from its acquisition date for the Fiscal Quarters ending December 31, 1997 and March 31, 1998 shall be annualized for covenant and pricing calculations. As of June 30, 1998, the financial results of the Datatape division of MD for the Fiscal Quarters ending December 31, 1997, March 31, 1998 and June 30, 1998 shall be annualized for covenant and pricing calculations. As of
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          September 30, 1998 and thereafter, the historical financial results of the Datatape division of MD shall be used for covenant and pricing calculations. Any amount of one-time costs up to $1,282,000 incurred in connection with the acquisition and/or restructuring of the Datatape division of MD, expensed in the Fiscal Quarter ending
          December 31, 1997, shall be excluded from the results of Datatape for purposes of calculating annualized financial results pursuant to this
          Section 7.3J.

          B. The Loan Agreement is hereby amended to change the name "Metrum-D, Inc." in all places where it appears to "Metrum-Datatape, Inc."

          C. Ratification. Except as specifically amended by the provisions hereinabove, the Loan Agreement remains in full, force and effect. The Borrowers hereby reaffirm and ratify all of their obligations under the Loan Agreement, as amended and modified hereby.

     2.   OTHER LOAN DOCUMENTS.
          --------------------

     A. The other Loan Documents are hereby amended to change the name "Metrum-D, Inc." in all places where it appears to "Metrum-Datatape, Inc."

     B. Except as specifically amended by the provisions hereinabove, the Loan Documents remain in full, force and effect. The Borrowers reaffirm and ratify their obligations to Agent Bank under the other Loan Documents, as amended and modified hereby, including, but not limited to, the Revolving Credit Notes, the Term Notes, the Application and Agreements for Letter of Credit, the Stock Pledge and Hypothecation Agreement, the Security Agreements, the Mortgages and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to the Loan Agreement.

     3.   GUARANTY AGREEMENT.
          ------------------

     A. The Guaranty Agreement is hereby amended to change the name "Metrum-D, Inc." in all places where it appears to "Metrum-Datatape, Inc."

     B. Except as specifically amended by the provisions hereinabove, the Guaranty Agreement remains in full, force and effect. The Guarantor reaffirms and ratifies its obligations to Agent Bank under the Guaranty Agreement, as amended and modified hereby.

     4. CONDITIONS PRECEDENT. The Agent Bank's obligations under this Agreement are expressly conditioned upon, and subject to the following:

          A.  The execution and delivery by the Borrowers of this Agreement;

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          B.  Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of each of the Borrowers certifying resolutions of each Borrower's board of directors to the effect that execution, delivery and performance of this Agreement and subsequent amendments and extensions have been duly authorized and as to the incumbency of those authorized to execute and deliver this Agreement, subsequent amendments and all other documents to be executed in connection herewith and therewith;

          C. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of the Guarantor certifying resolutions of the Guarantor's board of directors to the effect that execution, delivery and performance of this Agreement and subsequent amendments and extensions have been duly authorized and as to the incumbency of those authorized to execute and deliver this Agreement, subsequent amendments and all other documents to be executed in connection herewith and therewith;

          D. The representations and warranties of the Borrowers and the Guarantor shall be true and accurate in all respects.

     5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWERS. To induce the Agent Bank to enter into this Agreement, the Borrowers represent and warrant to Agent Bank as follows:

          A. Each Borrower has full power, authority, and capacity to enter into this Agreement, and this Agreement constitutes the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with its terms.

          B. No Event of Default under the Notes or any of the other Loan Documents has occurred which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

          C. The person executing this Agreement on behalf of each Borrower is duly authorized to do so.

          D. The representations and warranties made by each Borrower in any of the Loan Documents are hereby remade and restated as of the date hereof.

          E. There are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any of the Borrowers, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrowers or the ability of the Borrowers to fulfill their obligations under the Loan Documents.

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     6.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GUARANTOR. To induce the Agent Bank to enter into this Agreement, the Guarantor represents and warrants to Agent Bank as follows:

          A. The Guarantor has full power, authority, and capacity to enter into this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Guarantor, enforceable against it in accordance with its terms.

          B. The person executing this Agreement on behalf of the Guarantor is duly authorized to do so.

          C. The representations and warranties made by the Guarantor in any of the Loan Documents to which it is party are hereby remade and restated as of the date hereof.

          D. There are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against the Guarantor, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Guarantor or the ability of the Guarantor to fulfill its obligations under the Guaranty Agreement.

     7.   MISCELLANEOUS.

          A. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, or within seven (7) days after deposit in the U.S. Mail to the address set forth below or to such other address as any party may give to the other in writing for such purpose:

          To the Agent Bank:  Bank One, Kentucky, NA
                              416 West Jefferson Street
                              Louisville, Kentucky  40202
                              Attention: Todd D. Munson

          To the Borrowers:   BT Holdings, Inc.
                              Group Financial Partners
                              The Starks Building, Suite 350
                              Louisville, KY
                              Attention: President

                              Bell Technologies, Inc.
                              6120 Hanging Moss Road
                              Orlando, FL 32807
                              Attention: President

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                              Tube Turns Technologies, Inc.
                              2900 West Broadway
                              P. O. Box 32160
                              Louisville, KY 40232-2160
                              Attention: President

                              Group Technologies Corporation
                              10901 Malcolm McKinley Drive
                              Tampa, Florida
                              Attn: President

                              Metrum-Datatape, Inc
                              c/o Group Financial Partners, Inc.
                              455 South 4th Avenue, Suite 350
                              Louisville, KY  40202
                              Attn: President

          To the Guarantor:   Group Financial Partners, Inc.
                              455 South 4th Avenue, Suite 350
                              Louisville, KY  40202
                              Attn: President

          B. Preservation of Rights. No delay or omission on the part of the Agent Bank to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Agent Bank impair any right or power arising hereunder. The Agent Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent Bank may have under other agreements, at law or in equity.

          C. Illegality. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          D. Changes in Writing. No modification, amendment or waiver of any provision of this Amendment nor consent to any departure by any of the Borrowers therefrom, will in any event be effective unless the same is in writing and signed by the Agent Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrowers in any case will entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

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          E.   Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

          F. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrowers and the Agent Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that none of the Borrowers may assign this Amendment in whole or in part without the prior written consent of the Agent Bank and the Agent Bank at any time may assign this Amendment in whole or in part.

          G. Interpretation. In this Amendment, unless the Agent Bank and the Borrowers otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Amendment unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. Unless otherwise specified in this Amendment, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Amendment is executed by more than one party as the Borrowers, the obligations of such persons or entities will be joint and several.

          H. Governing Law and Jurisdiction. This Amendment has been delivered to and accepted by the Agent Bank in Louisville, Kentucky. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Kentucky, excluding its conflict of laws rules. Each of the Borrowers hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Agent Bank's office indicated above is located, and consent that all service of process be sent by nationally recognized overnight courier service directed to the Borrowers at the Borrowers' address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Amendment will prevent the Agent Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrowers individually, against any security or against any property of the Borrowers within any other county, state or other foreign or domestic jurisdiction. The Agent Bank and the Borrowers agree that the venue provided above is the most convenient forum for both the Agent Bank and the Borrowers. Each of the Borrowers waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Amendment.

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          I.   Waiver of Jury Trial. EACH OF THE BORROWERS AND THE AGENT BANK
IRREVOCABLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH OF THE BORROWERS AND THE AGENT BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

          Each of the Borrowers and the Guarantor acknowledges that it has read and understood all the provisions of this Amendment, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

     IN WITNESS WHEREOF, witness the signatures of the parties hereto on the date set forth above.

                         BANK ONE, KENTUCKY, NA

                         By /s/ Todd D. Munson
                            -------------------
                            Todd D. Munson

                         Title: Senior Vice President

                         BT HOLDINGS, INC.
                         (a "Borrower")

                         /s/ Richard L. Davis
                         --------------------
                         By:  Richard L. Davis, Treasurer

                         BELL TECHNOLOGIES, Inc.
                         ("Bell")

                         /s/ Anthony C. Allen
                         --------------------
                         By:  Anthony C. Allen, Assistant Treasurer

                                      -7-
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                         TUBE TURNS TECHNOLOGIES, INC.
                         ("TT")

                         /s/ Richard L. Davis
                         --------------------
                         By:  Richard L. Davis, Treasurer

                         GROUP TECHNOLOGIES CORPORATION
                         ("GTC")

                         /s/ David D. Johnson
                         --------------------
                         By:  Vice President and CFO

                         METRUM-DATATAPE, INC.
                         ("MD")

                         /s/ Richard L. Davis
                         --------------------
                         By:  Vice President

                         GROUP FINANCIAL PARTNERS, INC.
                         as Guarantor
                         ("Group Financial")

                         /s/ Richard L. Davis
                         --------------------
                         By:  Senior Vice President

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